-------------------------------------------------------------------------------

                          SCHEDULE 14A INFORMATION

              PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                             [AMENDMENT NO.  1]

Filed by the registrant  /X/
Filed by a party other than the registrant

Check the appropriate box:

/X/  Preliminary Proxy Statement
/ /  Confidential, for use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          DURA PHARMACEUTICALS, INC.
                          --------------------------
             (Name of Registrant as Specified in Its Charter)

     Mitchell R. Woodbury, Sr. Vice President General Counsel & Secretary Dura Pharmaceuticals, Inc. 5880 Pacific Center Blvd., San Diego, CA 92121
   -------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          -------------------------------------------------------------------

     (2)  Aggregate number of securities to which transactions applies:

          -------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          -------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transactions:

          -------------------------------------------------------------------

     (5)  Total fee paid:
                          ---------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:
                                   --------------------------------------------

     (2)  Form, schedule or registration statement no.:
                                                        -----------------------
     (3)  Filing party:
                        -------------------------------------------------------
     (4)  Date filed:
                      ---------------------------------------------------------

-------------------------------------------------------------------------------

                                  EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER
                                       OF
                           DURA PHARMACEUTICALS, INC.
                            (A DELAWARE CORPORATION)
                                       AND
                           DURA PHARMACEUTICALS, INC.
                           (A CALIFORNIA CORPORATION)


          THIS AGREEMENT AND PLAN OF MERGER dated as of ________________, 1997 (this "Agreement") is between Dura Pharmaceuticals, Inc., a Delaware corporation ("Dura Delaware"), and Dura Pharmaceuticals, Inc., a California corporation ("Dura California"). Dura Delaware and Dura California are sometimes referred to herein as the "Constituent Corporations."

                                 R E C I T A L S

          A. Dura Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has a total authorized capital stock of One Hundred Five Million (105,000,000) shares. The number of shares of Preferred Stock authorized to be issued is Five Million (5,000,000), par value $.001. No shares of Preferred Stock were outstanding as of the date hereof and prior to giving effect to the transactions contemplated hereby. The number of shares of Common Stock authorized to be issued is One Hundred Million (100,000,000), par value $.001. As of the date hereof, and before giving effect to the transactions contemplated hereby, _________ shares of Common Stock were issued and outstanding, all of which were held by Dura California.

          B. Dura California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital stock of One Hundred Five Million (105,000,000) shares. The number of shares of Preferred Stock authorized to be issued is Five Million (5,000,000), no par value, none of which are currently outstanding. The number of shares of Common Stock authorized to be issued is One Hundred Million (100,000,000), no par value.

          C. The Board of Directors of Dura California has determined that, for the purpose of effecting the reincorporation of Dura California in the State of Delaware, it is advisable and in the best interests of Dura California that Dura California merge with and into Dura Delaware upon the terms and conditions herein provided.

          D. The respective Boards of Directors of Dura Delaware and Dura California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective stockholders and executed by the undersigned officers.

          E.   Dura Delaware is a wholly-owned subsidiary of Dura California.

          NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Dura Delaware and Dura California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                   I.  MERGER

          1.1 MERGER. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the General Corporation Law of the State of California, Dura California shall be merged with and into Dura Delaware (the "Merger"), the separate existence of Dura California shall cease and Dura Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be Dura Pharmaceuticals, Inc.

          1.2 FILING AND EFFECTIVENESS. The Merger shall not become effective until the following actions shall be completed:

               (a) This Agreement and the Merger shall have been adopted and approved by the stockholders of Dura California and the sole stockholder of Dura Delaware in accordance with the requirements of the Delaware General Corporation Law and the General Corporation Law of the State of California;

               (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

               (c) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

               (d) An executed counterpart of this Agreement, a Certificate of Ownership or any other document filed with the Secretary of State of the State of Delaware pursuant to section (c) above, shall have been filed with the Secretary of State of the State of California.

          The date and time when the Merger shall become effective as aforesaid, is herein called the "Effective Date of the Merger."

          1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of Dura California shall cease and Dura Delaware, as the Surviving Corporation (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Dura California's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Dura California in the manner more fully set forth in Section 259 of the General Corporation Law of the State of Delaware, (iv) shall continue to be subject to all of the debts, liabilities and obligations of Dura Delaware as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Dura California in the same manner as if Dura Delaware had itself incurred them, all as more fully provided under the applicable provisions of the General Corporation Law of the State of Delaware and the General Corporation Law of the State of California.

                 II.   CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

          2.1 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of Dura Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

          2.2 BYLAWS. The Bylaws of Dura Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

          2.3 DIRECTORS AND OFFICERS. The directors and officers of Dura Delaware immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                       III.  MANNER OF CONVERSION OF STOCK

          3.1 DURA CALIFORNIA COMMON SHARES. Upon the Effective Date of the Merger, each share of Dura California Common Stock, no par value, issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Common Stock, par value $.001 per share, of the Surviving Corporation.

          3.2 DURA CALIFORNIA OPTIONS, WARRANTS AND STOCK PURCHASE RIGHTS. Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the employee benefits plans (including the 401(k) Profit Sharing Plan, the Deferred Compensation Plan and the 1992 Stock Option Plan) and all other employee benefit plans of Dura California. Each outstanding and unexercised option, warrant or other right to purchase Dura California Common Stock shall become an option, warrant or right to purchase the Surviving Corporation's Common Stock on the basis of one (1) share of the Surviving Corporation's Common Stock for each share of Dura California Common Stock issuable pursuant to any such option, warrant or stock purchase right on the same terms and conditions and at an exercise price per share equal to the exercise price per share applicable to any such Dura California option, warrant or stock purchase right at the Effective Date of the Merger. There are no options, warrants or purchase rights for Preferred Stock of Dura California.

          A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, warrants and stock purchase rights equal to the number of shares of Dura California Common Stock so reserved immediately prior to the Effective Date of the Merger.

          3.3 DURA DELAWARE COMMON STOCK. Upon the Effective Date of the Merger, each share of Common Stock, par value $.001 per share, of Dura Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Dura Delaware, the holder of such shares or any other person, be cancelled and returned to the status of authorized but unissued shares.

          3.4 EXCHANGE OF CERTIFICATES. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Dura California Common Stock may be asked to surrender the same for cancellation to an exchange agent, whose name will be delivered to such holders prior to any requested exchange (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of Dura California Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock into which such shares of Dura California Common Stock were converted in the Merger.

          The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

          Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Dura California so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

          If any certificate for shares of Dura Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Dura Delaware that such tax has been paid or is not payable.

          No action need be taken by holders of Dura California Common Stock to exchange their certificates for shares of Dura Delaware Common Stock; this will be accomplished at the time of the next transfer by the shareholder. Certificates for shares of Dura California will automatically represent an equal number of shares of Dura Delaware upon the Effective Date of the Merger.


                                  IV.  GENERAL

          4.1 COVENANTS OF DURA DELAWARE. Dura Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

          4.1.1 Qualify to do business as a foreign corporation in the State of California.

          4.1.2 File any and all documents with the California Franchise Tax Board necessary for the assumption by Dura Delaware of all of the franchise tax liabilities of Dura California.

          4.1.2 Take such other actions as may be required by the General Corporation Law of the State of California.

          4.2 FURTHER ASSURANCES. From time to time, as and when required by Dura Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Dura California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Dura Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Dura California and otherwise to carry out the purposes of this Agreement, and the officers and directors of Dura Delaware are fully authorized in the name and on behalf of Dura California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

          4.3 ABANDONMENT. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Dura California or of Dura Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of Dura California.

          4.4 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the stockholder or shareholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger or
(3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

          4.5 REGISTERED OFFICE. The registered office of the Surviving Corporation in the State of Delaware is 30 Old Rudnick Lane, City of Dover, County of Kent and the registered agent of the Surviving Corporation at such address is Corp America, Inc.

          4.6 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 5880 Pacific Center Boulevard, San Diego, CA 92121, and copies thereof will be furnished to any stockholder or shareholder of either Constituent Corporation, upon request and without cost.

          4.7 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the General Corporation Law of the State of California.

          4.8 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

     [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

   IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Boards of Directors of Dura Pharmaceuticals, Inc., a Delaware corporation, and Dura Pharmaceuticals, Inc., a California corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

                              DURA PHARMACEUTICALS, INC.,
                              a Delaware corporation



                              By:
                                  -------------------------------------------
                                   Cam L. Garner
                                   Chairman, President and Chief Executive
                                      Officer

ATTEST:


-----------------------------
Mitchell R. Woodbury
Senior Vice President,
General Counsel and Secretary


                              DURA PHARMACEUTICALS, INC.,
                              a California corporation

                              By:
                                  -------------------------------------------
                                   Cam L. Garner
                                   Chairman, President and Chief Executive
                                      Officer

ATTEST:


-----------------------------
Mitchell R. Woodbury
Senior Vice President,
General Counsel and Secretary


                          [COUNTERPART SIGNATURE PAGE
                        TO AGREEMENT AND PLAN OF MERGER]

                                    EXHIBIT B

                          CERTIFICATE OF INCORPORATION
                                       OF
                           DURA PHARMACEUTICALS, INC.


     The undersigned, a natural person (the "Sole Incorporator"), for the purpose of organizing a corporation to conduct the business and promote the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware hereby certifies that:

                                    ARTICLE I

     The name of this corporation is Dura Pharmaceuticals, Inc.

                                   ARTICLE II

     The address of this corporation's registered office in the State of Delaware is 30 Old Rudnick Lane, City of Dover, County of Kent. The name of its registered agent at such address is CorpAmerica, Inc.

                                   ARTICLE III

     The purpose of this corporation is to engage in any lawful act or activity for which a corporation may now or hereafter be organized under the Delaware General Corporation Law.

                                   ARTICLE IV

     (A) CLASSES OF STOCK. This corporation is authorized to issue two classes of stock, denominated Common Stock and Preferred Stock. The Common Stock shall have a par value of $0.001 per share and the Preferred Stock shall have a par value of $0.001 per share. The total number of shares of Common Stock which the Corporation is authorized to issue is One Hundred Million (100,000,000), and the total number of shares of Preferred Stock which the Corporation is authorized to issue is Five Million (5,000,000), which shares of Preferred Stock shall be undesignated as to series.

     (B) ISSUANCE OF PREFERRED STOCK. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing one or more certificates pursuant to the Delaware General Corporation Law (each, a "Preferred Stock Designation"), to fix or alter from time to time the designations, powers, preferences and rights of each such series of Preferred Stock and the qualifications, limitations or restrictions thereof, including without limitation the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and the liquidation preferences of any wholly-unissued series of Preferred Stock, and to establish from time to time the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

     (C)  RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS OF COMMON STOCK.

          1. DIVIDEND RIGHTS. Subject to the prior or equal rights of holders of all classes of stock at the time outstanding having prior or equal rights as to dividends, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of the corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

          2. REDEMPTION. The Common Stock is not redeemable upon demand of any holder thereof or upon demand of this corporation.

          3. VOTING RIGHTS. The holder of each share of Common Stock shall have the right to one vote, and shall be entitled to notice of any stockholders' meeting in accordance with the Bylaws of this corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law.

                                ARTICLE V

     (A) EXCULPATION. A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is hereafter amended to further reduce or to authorize, with the approval of the corporation's stockholders, further reductions in the liability of the corporation's directors for breach of fiduciary duty, then a director of the corporation shall not be liable for any such breach to the fullest extent permitted by the Delaware General Corporation Law as so amended.

     (B) INDEMNIFICATION. To the extent permitted by applicable law, this corporation is also authorized to provide indemnification of (and advancement of expenses to) such agents (and any other persons to which Delaware law permits this corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to the corporation, its stockholders, and others.

     (C) EFFECT OF REPEAL OR MODIFICATION. Any repeal or modification of any of the foregoing provisions of this Article V shall be prospective and shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

                                  ARTICLE VI

     Elections of directors need not be by written ballot except and to the extent provided in the Bylaws of the corporation. The directors shall be classified into two classes, as nearly equal in number as possible as determined by the Board of Directors, with the term of office of the first class to expire at the 1998 Annual Meeting of Stockholders and the term of office of the second class to expire at the 1999 Annual Meeting of Stockholders. At each Annual Meeting of Stockholders, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the second succeeding Annual Meeting of Stockholders after their election. Additional directorships resulting from an increase in the number of directors shall be apportioned among the classes as equally as possible as determined by the Board of Directors.

                                  ARTICLE VII

     No holder of shares of stock of the corporation shall have any preemptive or other right, except as such rights are expressly provided by contract, to purchase or subscribe for or receive any shares of any class, or series thereof, of stock of the corporation, whether now or hereafter authorized, or any warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any share of any class, or series thereof, of stock; but such additional shares of stock and such warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any shares of any class, or series thereof, of stock may be issued or disposed of by the Board of Directors to such persons, and on such terms and for such lawful consideration as in its discretion it shall deem advisable or as the corporation shall have by contract agreed.

                                  ARTICLE VIII

     The corporation is to have a perpetual existence.

                                   ARTICLE IX

     The corporation reserves the right to repeal, alter, amend or rescind any provision contained in this Certificate of Incorporation and/or any provision contained in any amendment to or restatement of this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

                                  ARTICLE X

     The Board of Directors may from time to time make, amend, supplement or repeal the Bylaws by the requisite affirmative vote of directors as set forth in the Bylaws; provided, however, that the stockholders may change or repeal any bylaw adopted by the Board of Directors by the requisite affirmative vote of stockholders as set forth in the Bylaws; and, provided further, that no amendment or supplement to the Bylaws adopted by the Board of Directors shall vary or conflict with any amendment or supplement thus adopted by the stockholders.


                                  ARTICLE XI

     No action shall be taken by the stockholders of the corporation except at an annual or special meeting of stockholders called in accordance with the Bylaws, and no action shall be taken by the stockholders by written consent.


                                 ARTICLE XII

     Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the corporation shall be given in the manner provided in the Bylaws of the corporation.

                                ARTICLE XIII

     The name and the mailing address of the Sole Incorporator is as follows:

          NAME                    MAILING ADDRESS
          ----                    ---------------

          Ross L. Burningham      Brobeck, Phleger & Harrison LLP
                                  550 West "C" Street, Suite 1300
                                  San Diego, CA 92101


      [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

   IN WITNESS WHEREOF, this Certificate of Incorporation has been signed this _____ day of _________________, 1997 by the undersigned who affirms that the statements made herein are true and correct.


                              ------------------------------------------------
                              Ross L. Burningham, Sole Incorporator










                        [SIGNATURE PAGE TO CERTIFICATE OF
                  INCORPORATION OF DURA PHARMACEUTICALS, INC.]

                                    EXHIBIT C
                                    ---------

                                     BYLAWS
                                       OF
                           DURA PHARMACEUTICALS, INC.,
                             a Delaware corporation



                                    ARTICLE I
                                     OFFICES

     Section 1. REGISTERED OFFICE. The registered office shall be in the City of Dover, County of Kent, State of Delaware.

     Section 2. OTHER OFFICES. The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.


                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

     Section 1. PLACE OF MEETINGS. All meetings of the stockholders for the election of directors shall be held in the City of San Diego, State of California, at such place as may be fixed from time to time by the Board of Directors, or at such other place either within or without the State of California as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of California, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

     Section 2.   ANNUAL MEETING.

                  (a) The annual meeting of the stockholders of the corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors.

                  (b) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be:
(A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (B) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or
(C) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation no later than the date specified in the corporation's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders, which date shall be not less than one hundred twenty (120) calendar days in advance of the date of such proxy statement; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received a reasonable time before the solicitation is made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder,
(iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in his or her capacity as a proponent to a stockholder proposal.
In addition to the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act to the extent such regulations require notice that is different from the notice required above.
Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b) of this Section 2. The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (b), and, if he or she should so determine, he or she shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

          (c) Only persons who are nominated in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (c). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation in accordance with the provisions of paragraph
(b) of this Section 2. Such stockholder's notice shall set forth (i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation that are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to subitems (ii), (iii) and (iv) of paragraph (b) of this Section 2. At the request of the Board of Directors, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he or she should so determine, he or she shall so declare at the meeting, and the defective nomination shall be disregarded.

     Section 3. NOTICE OF ANNUAL MEETING. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.

     Section 4. VOTING LIST. The officer who has charge of the stock ledger of the corporation shall prepare and make, or have prepared and made, at least ten
(10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     Section 5. SPECIAL MEETINGS. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, as amended from time to time, may only be called as provided in this Section 5 by the Chief Executive Officer or Chairman of the Board and shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors. Such request shall state the purpose or purposes of the proposed meeting. The place, date and time of any special meeting shall be determined by the Board of Directors. Such determination shall include the record date for determining the stockholders having the right of and to vote at such meeting.

     Section 6. NOTICE OF SPECIAL MEETING. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder entitled to vote at such meeting.

     Section 7. ACTION AT SPECIAL MEETING. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

     Section 8.  QUORUM AND ADJOURNMENTS.

                 (a) The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Certificate of Incorporation, as amended. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

                 (b) When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the Certificate of Incorporation, as amended, a different vote is required, in which case such express provision shall govern and control the decision of such question.

     Section 9. VOTING RIGHTS. Unless otherwise provided in the Certificate of Incorporation, as amended, each stockholder shall at every meeting of the stockholders be entitled to one (1) vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three (3) years from its date, unless the proxy provides for a longer period.

     Section 10. ACTION WITHOUT MEETING. No action shall be taken by the stockholders of the corporation except at an annual or special meeting of stockholders called in accordance with these Bylaws, and no action shall be taken by the stockholders by written consent.

     Section 11. INSPECTORS OF ELECTION. Before any meeting of stockholders, the Board of Directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the chairman of the meeting may, and on the request of any stockholder or a stockholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more stockholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three
(3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and upon the request of any stockholder or a stockholder's proxy shall, appoint a person to fill that vacancy.

     These inspectors shall:

     (A) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

     (B)  Receive votes, ballots, or consents;

     (C) Hear and determine all challenges and questions in any way arising in connection with the right to vote;

     (D)  Count and tabulate all votes or consents;

     (E)  Determine when the polls shall close;

     (F)  Determine the result; and

     (G) Do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.


                                   ARTICLE III
                                    DIRECTORS

     Section 1. CLASSES, NUMBER, TERM OF OFFICE AND QUALIFICATION. The directors shall be classified into two classes, as nearly equal in number as possible as determined by the Board of Directors, with the term of office of the first class to expire at the 1998 Annual Meeting of Stockholders and the term of office of the second class to expire at the 1999 Annual Meeting of

Stockholders. At each Annual Meeting of Stockholders, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the second succeeding Annual Meeting of Stockholders after their election. Additional directorships resulting from an increase in the number of directors shall be apportioned among the classes as equally as possible as determined by the Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed by resolution of the Board of Directors, with the number initially fixed at nine
(9). Each director elected shall hold office until his or her successor is elected and qualified. Directors need not be stockholders.

     Section 2. VACANCIES. Vacancies may be filled only by a majority of the directors then in office, though less than a quorum, or by a sole remaining director. Each director so chosen shall hold office until a successor is duly elected and shall qualify or until his or her earlier death, resignation or removal. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy, the directors then in office shall constitute less than a majority of the whole Board of Directors (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent (10%) of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies, or to replace the directors chosen by the directors then in office.

     Section 3. POWERS. The business of the corporation shall be managed by or under the direction of its Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation, as amended, or by these Bylaws directed or required to be exercised or done by the stockholders.

     Section 4. REGULAR AND SPECIAL MEETINGS. The Board of Directors of the corporation may hold meetings, both regular and special, either within or without the State of California.

     Section 5. ANNUAL MEETING. The annual meeting of each newly elected Board of Directors shall be held without notice other than this Bylaw immediately after, and at the same place as, the annual meeting of stockholders. In the event the annual meeting of any newly elected Board of Directors shall not be held immediately after, and at the same place as, the annual meeting of stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors.

     Section 6. NOTICE OF REGULAR MEETINGS. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

     Section 7. NOTICE OF SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chief Executive Officer or President on no less than forty-eight (48) hours notice to each director either personally, or by telephone, mail, telegram or facsimile; special meetings shall be called by the Chief Executive Officer, President or Secretary in like manner and on like notice on the written request of two directors unless the Board of Directors consists of only one director, in which case special meetings shall be called by the Chief Executive Officer, President or Secretary in like manner and on like notice on the written request of the sole director. A written waiver of notice, signed by the person entitled thereto, whether before or after the time of the meeting stated therein, shall be deemed equivalent to notice.

     Section 8. QUORUM. At all meetings of the Board of Directors a majority of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation, as amended. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     Section 9. ACTION WITHOUT MEETING. Unless otherwise restricted by the Certificate of Incorporation, as amended, or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

     Section 10. MEETINGS BY TELEPHONE CONFERENCE CALLS. Unless otherwise restricted by the Certificate of Incorporation, as amended, or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

     Section 11. COMMITTEES. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

          In the absence of disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

          Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, as amended, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the Bylaws of the corporation; and, unless the resolution or the Certificate of Incorporation, as amended, expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

          Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

     Section 12. FEES AND COMPENSATION. Unless otherwise restricted by the Certificate of Incorporation, as amended, or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

     Section 13. REMOVAL. Subject to any limitations imposed by law or the Certificate of Incorporation, as amended, the Board of Directors, or any individual director, may be removed from office at any time only with cause by the affirmative vote of the holders of at least a majority of shares entitled to vote at an election of directors.


                                   ARTICLE IV
                                     NOTICES

     Section 1. NOTICE. Whenever, under the provisions of the statutes or of the Certificate of Incorporation, as amended, or of these Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his or her address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telephone, telegram and facsimile.

     Section 2. WAIVER OF NOTICE. Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation, as amended, or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.


                                    ARTICLE V
                                    OFFICERS

     Section 1. ENUMERATION. The officers of the corporation shall be chosen by the Board of Directors and shall be a Chief Executive Officer, a Chief Financial Officer and a Secretary. The Board of Directors may elect from among its members a Chairman of the Board. The Board of Directors may also choose a President, one or more Vice Presidents and one or more Assistant Secretaries. Any number of offices may be held by the same person, unless the Certificate of Incorporation, as amended, or these Bylaws otherwise provide.

          The compensation of all officers and agents of the corporation shall be fixed by the Board of Directors, and no officer shall be prevented from receiving such compensation by virtue of his or her also being a director of the corporation.

     Section 2. ELECTION OR APPOINTMENT. The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a Chief Executive Officer, Chief Financial Officer and a Secretary and may choose a President, one or more Vice Presidents and one or more Assistant Secretaries.

          The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

     Section 3. TENURE, REMOVAL AND VACANCIES. The officers of the corporation shall hold office until their successors are chosen and qualified. Any officer elected or appointed by the

Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the corporation shall be filled by the Board of Directors.

     Section 4. CHAIRMAN OF THE BOARD. The Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present. He or she shall have and may exercise such powers as are, from time to time, assigned to him or her by the Board of Directors and as may be provided by law.

     Section 5. CHIEF EXECUTIVE OFFICER. The Chief Executive Officer of the corporation shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and the officers of the corporation. He or she shall preside at all meetings of the stockholders and, in the absence or nonexistence of a Chairman of the Board at all meetings of the Board of Directors. He or she shall have the general powers and duties of management usually vested in the Chief Executive Officer of a corporation, including general supervision, direction and control of the business and supervision of other officers of the corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

     The Chief Executive Officer shall, without limitation, have the authority to execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation.

     Section 6. PRESIDENT. Subject to such supervisory powers as may be given by these Bylaws or the Board of Directors to the Chairman of the Board or the Chief Executive Officer, if there be such officers, the President shall have general supervision, direction and control of the business and supervision of other officers of the corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws. In the event a Chief Executive Officer shall not be appointed, the President shall have the duties of such office.

     Section 7. VICE PRESIDENTS. The Vice President, or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors, shall, in the absence or disability of the President, act with all of the powers and be subject to all the restrictions of the President. The Vice Presidents shall also perform such other duties and have such other powers as the Board of Directors, the President or these Bylaws may, from time to time, prescribe.

     Section 8. SECRETARY. The Secretary shall attend all meetings of the Board of Directors, all meetings of the committees thereof and all meetings of the stockholders and record all the proceedings of the meetings in a book or books to be kept for that purpose. Under the Chief Executive Officer's or President's supervision, the Secretary shall give, or cause to be given, all notices required to be given by these Bylaws or by law; shall have such powers and perform such duties as the Board of Directors, the Chief Executive Officer, the President or these Bylaws may, from time to time, prescribe; and shall have custody of the seal of the corporation. The Secretary, or an Assistant Secretary, shall have authority to affix the seal of the corporation to any instrument requiring it and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his or her signature.

     Section 9. ASSISTANT SECRETARY. The Assistant Secretary, if any, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors, shall, in the absence, disability or refusal to act of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer, the President, the Secretary or these Bylaws may, from time to time, prescribe.

     Section 10. CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall act as Treasurer and shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors.

          He or she shall disburse the funds of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his or her transactions as Treasurer and of the financial condition of the corporation.

          If required by the Board of Directors, he or she shall give the corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office and for the restoration to the corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the corporation.

     Section 11. OTHER OFFICERS, ASSISTANT OFFICERS AND AGENTS. Officers, assistant officers and agents, if any, other than those whose duties are provided for in these Bylaws, shall have such authority and perform such duties as may from time to time be prescribed by the Board of Directors, the Chief Executive Officer or the President.

     Section 12. ABSENCE OR DISABILITY OF OFFICERS. In the case of the absence or disability of any officer of the corporation and of any person hereby authorized to act in such officer's place during such officer's absence or disability, the Board of Directors may delegate the powers and duties of such officer to any officer or to any director, or to any other person who it may select.


                                   ARTICLE VI
                              CERTIFICATES OF STOCK

     Section 1. CERTIFICATES OF STOCK. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the Chairman of the Board of Directors, or the President or a Vice President and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation, certifying the number of shares owned by him or her in the corporation.

          Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor, and the amount paid thereon shall be specified.

          If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     Section 2. EXECUTION OF CERTIFICATES. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

     Section 3. LOST CERTIFICATES. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his or her legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

     Section 4. TRANSFER OF STOCK. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     Section 5. FIXING RECORD DATE. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholder or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     Section 6. REGISTERED STOCKHOLDERS. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE VII
                                 INDEMNIFICATION

     Section 1. INDEMNIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS. The corporation shall indemnify its directors and executive officers to the fullest extent not prohibited by the Delaware General Corporation Law; provided, however, that the corporation may limit the extent of such indemnification by individual contracts with its directors and executive officers; and, provided, further, that the corporation shall not be required to indemnify any director or executive officer in connection with any proceeding (or part thereof) initiated by such person or any proceeding by such person against the corporation or its directors, officers, employees or other agents unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the corporation, and (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the Delaware General Corporation Law.

     Section 2. INDEMNIFICATION OF OTHER OFFICERS, EMPLOYEES AND OTHER AGENTS. The corporation shall have power to indemnify its other officers, employees and other agents as set forth in the Delaware General Corporation Law.

     Section 3.  GOOD FAITH.

          (a) For purposes of any determination under this Bylaw, a director or executive officer shall be deemed to have acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, to have had no reasonable cause to believe that his or her conduct was unlawful, if his or her action is based on information, opinions, reports and statements, including financial statements and other financial data, in each case prepared or presented by:

               (1) one or more officers or employees of the corporation whom the director or executive officer believed to be reliable and competent in the matters presented;

               (2) counsel, independent accountants or other persons as to matters which the director or executive officer believed to be within such person's professional competence; and

               (3) with respect to a director, a committee of the Board of Directors upon which such director does not serve, as to matters within such committee's designated authority, which committee the director believes to merit confidence; so long as, in each case, the director or executive officer acts without knowledge that would cause such reliance to be unwarranted.

          (b) The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal proceeding, that he or she had reasonable cause to believe that his or her consent was unlawful.

          (c) The provisions of this Section 3 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth by the Delaware General Corporation Law.

     Section 4. EXPENSES. The corporation shall advance, prior to the final disposition of any proceeding, promptly following request therefor, all expenses incurred by any director or executive officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under this Bylaw or otherwise.

          Notwithstanding the foregoing, unless otherwise determined pursuant to
Section 4 of this Bylaw, no advance shall be made by the corporation if a determination is reasonably and promptly made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

     Section 5. ENFORCEMENT. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and executive officers under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the corporation and the director or executive officer. Any right to indemnification or advances granted by this Bylaw to a director or executive officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his or her claim. The corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed. Neither the failure of the corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     Section 6. NON-EXCLUSIVITY OF RIGHTS. The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, as amended, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the Delaware General Corporation Law.

     Section 7. SURVIVAL OF RIGHTS. The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     Section 8. INSURANCE. To the fullest extent permitted by the Delaware General Corporation Law, the corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Bylaw.

     Section 9. AMENDMENTS. Any repeal or modification of this Bylaw shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

     Section 10. SAVING CLAUSE. If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and executive officer to the full extent not prohibited by any applicable portion of this Bylaw that shall not have been invalidated, or by any other applicable law.

     Section 11. CERTAIN DEFINITIONS. For the purposes of this Bylaw, the following definitions shall apply:

             (a) The term "proceeding" shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of the testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

             (b) The term "expenses" shall be broadly construed and shall include, without limitation, court costs, attorneys' fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

             (c) The term the "corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Bylaw with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

             (d) References to a "director," "officer," "employee," or "agent" of the corporation shall include, without limitation, situations where such person is serving at the request of the corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

             (e) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Bylaw.


                                  ARTICLE VIII
                                LOANS TO OFFICERS

     Section 1. LOANS TO OFFICERS. The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a director of the corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in this Bylaw shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.


                                   ARTICLE IX

                             EXCESSIVE COMPENSATION

     If the Internal Revenue Service disallows as a business deduction to the corporation any part of the salary or other compensation paid by it to any officer, director or employee, as being excessive compensation, that part disallowed shall be repaid to the corporation by the officer, director or employee.


                                    ARTICLE X
                               GENERAL PROVISIONS

     Section 1. DECLARATION OF DIVIDENDS. Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation, as amended, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation, as amended.

     Section 2. DIVIDEND RESERVE. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purposes as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

     Section 3. EXECUTION OF CORPORATE INSTRUMENTS. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

     Section 4. FISCAL YEAR. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

     Section 5. CORPORATE SEAL. The Board of Directors may adopt a corporate seal having inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.


                                   ARTICLE XI
                                   AMENDMENTS

     Section 1.  AMENDMENTS.  Except as otherwise set forth in Section 9 of
Article VII of these Bylaws, the Bylaws may be altered or amended or new Bylaws adopted by the affirmative vote of a majority of the voting power of all of the then-outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors (the "Voting Stock"). The Board of Directors shall also have the power, if such power is conferred upon the Board of Directors by the Certificate of Incorporation, as amended, to adopt, amend or repeal Bylaws by a vote of the majority of the Board of Directors unless a greater or different vote is required pursuant to the provisions of the Bylaws, the Certificate of Incorporation or any applicable provision of law.